UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 14, 2020

NOVUS CAPITAL CORPORATION
(Exact Name of Registrant as Specified in Charter)

Delaware	001-39288	84-5042965
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

8556 Oakmont Lane

Indianapolis, IN 46260

(Address of Principal Executive Offices) (Zip Code)

(317) 590-6959

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one share of common stock and one redeemable warrant	NOVSU	The Nasdaq Stock Market LLC
Common stock, par value $0.0001 per share	NOVS	The Nasdaq Stock Market LLC
Redeemable warrants, exercisable for shares of common stock at an exercise price of $11.50 per share	NOVSW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01.	Entry into a Material Definitive Agreement.

On May 14, 2020 the Registration Statement on Form S-1 (SEC File No. 333-237877) (the “Registration Statement”) relating to the initial public offering of units of Novus Capital Corporation (the “Company”) was declared effective by the Securities and Exchange Commission (“SEC”).

On May 14, 2020, the Company entered into various agreements filed as exhibits to the Registration Statement. The Company also filed an amended and restated certificate of incorporation with the Secretary of State of the State of Delaware. The material terms of such agreements and the amended and restated certificate of incorporation are fully described in the Company’s final prospectus, dated May 14, 2020 as filed with the SEC on May 15, 2020. This Current Report on Form 8-K is being filed solely to file such executed agreements and amended and restated certificate of incorporation.

Item 5.03.	Amendments to Certificate of Incorporation or Bylaws; Change in Fiscal Year.

The information set forth in Item 1.01 is hereby incorporated by reference.

Item 9.01.	Financial Statement and Exhibits.

(d)	Exhibits:

Exhibit	Description

1.1	Underwriting Agreement between the Company and EarlyBirdCapital, Inc., as representative of the underwriters.

1.2	Business Combination Marketing Agreement between the Company and EarlyBirdCapital, Inc.

3.1	Amended and Restated Certificate of Incorporation.

4.1	Warrant Agreement between Continental Stock Transfer & Trust Company and the Company.

10.1	Investment Management Trust Agreement between Continental Stock Transfer & Trust Company and the Company.

10.2	Escrow Agreement between the Registrant, Continental Stock Transfer & Trust Company and the Company’s Initial Stockholders.

10.3	Registration Rights Agreement between the Company and certain security holders.

99.1	Press Release.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 20, 2020

NOVUS CAPITAL CORPORATION

By:	/s/ Vincent Donargo
Name: Vincent Donargo
Title: Chief Financial Officer

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